Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Innova Pure Water, Inc. (the “Company”) on Form 10-QSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on February 14, 2003 (the “Report”), I, John E. Nohren, Jr., the Chairman and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Innova Pure Water, Inc.

/s/ John E. Nohren, Jr.
Chairman and Chief Financial Officer February 17, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Innova Pure Water, Inc. (the “Company”) on Form 10-QSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on February 14, 2003 (the “Report”), I, Rose Smith, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Innova Pure Water, Inc.

/s/ Rose Smith
President and Chief Executive Officer February 17, 2003